Fees Summary	Oct. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,933.31
Total Fee Amount	5,933.31
Total Transaction Valuation	42,963,885.10
Total Offset Amount	(0)
Net Fee	$ 0.00
Offset Table N/A	N/A